THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  SUBJECT TO COMPLETION, DATED FEBRUARY 7, 2001


[LOGO]                 Prospectus

                       April ___, 2001

                       1,000,000 Shares of

                       Classes A, B, C and Q Common Shares

                       PILGRIM SENIOR INCOME FUND

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE PILGRIM SENIOR INCOME FUND (THE "FUND"). YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE.

THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION A STATEMENT OF ADDITIONAL INFORMATION DATED __________, 2001 (THE "SAI") CONTAINING ADDITIONAL INFORMATION ABOUT THE FUND. THE SAI IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THIS PROSPECTUS. YOU MAY OBTAIN A FREE COPY OF THE SAI BY CONTACTING THE FUND AT (800) 992-0180 OR BY WRITING TO THE FUND AT 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, ARIZONA 85258. THE PROSPECTUS, SAI AND OTHER INFORMATION ABOUT THE FUND ARE AVAILABLE ON THE SEC'S WEBSITE (HTTP://WWW.SEC.GOV).

MARKET FLUCTUATIONS AND GENERAL ECONOMIC CONDITIONS CAN ADVERSELY AFFECT THE FUND. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus applies to the offering of Classes A, B, C and Q Common Shares, which are offered at the next determined net asset value ("NAV") per share. The minimum purchase amount is $1,000 for Class A, Class B and Class C Common Shares and $250,000 for Class Q Common Shares.

=============================================================================================
                                  Price to Public (1)     Sales Load     Proceeds to Fund (2)
---------------------------------------------------------------------------------------------
Per Class A Common Share              $     15.00          None (3)          $     15.00
Total                                 $ 3,750,000                            $ 3,750,000

Per Class B Common Share              $     15.00                            $     15.00
Total                                 $ 3,750,000          None (4)          $ 3,750,000

Per Class C Common Share              $     15.00                            $     15.00
Total                                 $ 3,750,000          None (4)          $ 3,750,000

Per Class Q Common Share              $     15.00                            $     15.00
Total                                 $ 3,750,000          None (4)          $ 3,750,000
---------------------------------------------------------------------------------------------
Total                                 $15,000,000          None              $15,000,000
=============================================================================================

(1) The Common Shares are offered on a best efforts basis at a price equal to the NAV, which initially is $_____ per share.
(2) Assuming the sale of all Classes A, B, C and Q Common Shares registered by this Prospectus, and the exclusion of approximately $_____ offering expenses payable by the Fund. These expenses will be capitalized and then amortized over 12 months.
(3) Class A Common Shares are available only upon conversion of Class B Common Shares, through an exchange of Class A Common Shares of certain Pilgrim Funds or under certain other limited circumstances. Class A Common Shares are subject to a service fee.
(4) Class B Common Shares are subject to an early withdrawal charge ("EWC") of up to 3.0% over the five-year period after purchase and Class C Common Shares are subject to an EWC of 1.00% during the first year after purchase. Both Class B and Class C Common Shares are subject to a distribution fee and a service fee, and Class Q Common Shares are subject to a service fee. ING Pilgrim Securities, Inc. pays a sales commission to authorized dealers from its own assets in connection with sales of Class B and Class C Common Shares.

INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS AND SPECIAL CONSIDERATIONS, INCLUDING RISKS ASSOCIATED WITH THE FUND'S USE OF LEVERAGE. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 14.

The Fund is a continuously-offered, diversified, closed-end investment company. Because it is not anticipated that a secondary market will develop for the Fund's Common Shares, the Fund will ordinarily make quarterly repurchase offers for 5% of its outstanding Common Shares.

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------


INVESTMENT
OBJECTIVE           Introduction to the Fund                                   1
                    Prospectus Summary                                         2
                    Investment Objective and Policies                          7
                    The Fund's Investments                                    11
INVESTMENT          Risk Factors and Special Considerations                   14
STRATEGY            Borrowings by the Fund                                    19
                    What You Pay To Invest - Fund Expenses                    20
                    Shareholder Guide                                         23
                    How to Purchase Shares                                    28
RISKS               Repurchase Offers                                         29
                    Investment Management and Other Services                  31
                    Plan of Distribution                                      34
                    Use of Proceeds                                           35
                    Dividends and Distributions                               35
                    Description of the Fund                                   35
                    Description of Capital Structure                          37
                    Tax Matters                                               39
                    Legal Matters                                             40
                    Auditors                                                  40
                    Registration Statement                                    40
                    Shareholder Reports                                       40
                    Statement of Additional Information Table of Contents     40

                                                        INTRODUCTION TO THE FUND
--------------------------------------------------------------------------------

RISK IS THE POTENTIAL THAT YOUR INVESTMENT WILL LOSE MONEY OR NOT EARN AS MUCH AS YOU HOPE. ALL FUNDS HAVE VARYING DEGREES OF RISK, DEPENDING UPON THE SECURITIES THEY INVEST IN.

THIS FUND INVOLVES CERTAIN RISKS AND SPECIAL CONSIDERATIONS, INCLUDING RISKS ASSOCIATED WITH INVESTING IN BELOW INVESTMENT GRADE ASSETS AND RISKS ASSOCIATED WITH THE FUND'S USE OF BORROWING AND OTHER LEVERAGE STRATEGIES.

PLEASE READ THIS PROSPECTUS CAREFULLY TO BE SURE YOU UNDERSTAND THE PRINCIPAL RISKS AND STRATEGIES ASSOCIATED WITH THE FUND. YOU SHOULD CONSULT THE SAI FOR A COMPLETE LIST OF THE RISKS AND STRATEGIES.

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If you have any questions about the Fund, please call your financial consultant or us at 1-800-992-0180.


THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS. PLEASE READ IT CAREFULLY.

WHO SHOULD INVEST IN THE FUND?

     The Pilgrim Senior Income Fund may suit you if you:

     *    are seeking regular monthly cash income

     *    are willing to accept the risks  associated  with an  investment  in a
          leveraged   portfolio  of  senior  loans  that  are  typically   below
          investment grade quality

     * are a long term investor that does not need ready access to principal invested

DESCRIPTION OF THE FUND

     The Fund is a continuously-offered, diversified, closed-end investment company that seeks to provide long term investors with a high level of monthly income. The Fund seeks to achieve this objective by investing in a professionally managed portfolio comprised primarily of senior loans, an investment typically not available directly to individual investors.

     Since the senior loans in the Fund's portfolio typically are below investment grade quality and the portfolio will be leveraged, the Fund has speculative characteristics. As a result, the Fund cannot guarantee that it will achieve its investment objective.

     The Fund's investment manager is ING Pilgrim Investments, Inc.

                                                              PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS.

DESCRIPTION OF THE FUND

THE FUND

The  Fund  is  a   continuously-offered,   diversified,   closed-end  management
investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is organized as a Delaware business trust.

INVESTMENT OBJECTIVE

To provide investors with a high level of monthly income.

INVESTMENT MANAGER

The Fund's investment manager is ING Pilgrim Investments, Inc. (the "Investment Manager"). Organized in December 1994, the Investment Manager serves as investment adviser to __ open-end funds, one closed-end fund, __ variable annuity funds, and other institutional and privately managed accounts. The Investment Manager had assets under management of approximately $__ billion as of __, 2001.

The Investment Manager is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries with nearly 100,000 employees.

The Investment Manager receives an annual fee, payable monthly, in a maximum amount equal to 0.80% of the Fund's average daily gross asset value, minus the sum of the Fund's accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) ("Managed Assets"). This definition includes the assets acquired through the Fund's use of leverage.

DISTRIBUTIONS

Dividends on Common Shares accrue and are declared daily and are paid monthly in cash. Dividends may also be automatically reinvested in additional shares at NAV with no sales charge.

PRIMARY INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in higher yielding, U.S. dollar denominated, floating rate secured senior loans made only to corporations or other business entities organized under U.S. law or located in the U.S. ("Senior Loans").

Senior Loans either hold the most senior position in the capital structure of the borrower or hold an equal ranking with other senior debt or have characteristics that the Investment Manager believes justify treatment as senior debt.

The Fund can also invest up to 20% of its total assets measured at the time of investment in other instruments, including unsecured loans, subordinated loans, corporate debt securities, loans to foreign borrowers, and equities acquired in connection with investments in loans. See "Investment Objective and Policies" at page 7.

OTHER INVESTMENT STRATEGIES AND POLICIES

Loans in which the Fund invests typically have interest rates which reset at least quarterly and may reset as frequently as daily. The maximum duration of an interest rate reset on any loan in which the Fund can invest is one year. In order to achieve overall reset balance, the Fund will ordinarily maintain a dollar-weighted average time to next interest rate adjustment on its loans of 90 days or less.

Although the Fund has no restrictions on investment maturity, normally at least 80% of its portfolio will be invested in assets with remaining maturities of ten years or less.

When market conditions make it advisable, the Fund may hold a portion of its assets in cash and short term interest bearing instruments. Moreover, in periods when, in the opinion of the Investment Manager, a temporary defensive position is appropriate, up to 100% of the Fund's assets may be held in cash or short-term interest bearing instruments.

To assist the Investment Manager in managing maturity, diversification and other risks, the Fund can invest in financial derivative products.

Although the Investment Manager does not currently anticipate making extensive use of the following strategies, the Fund can engage in lending its portfolio securities, and executing repurchase and reverse repurchase agreements.

PROPOSED LEVERAGE

To seek to increase the yield on the Common Shares, the Fund intends to employ financial leverage by borrowing money and issuing preferred shares. The timing and terms of leverage will be determined by the Fund's Board of Trustees. See "Risk Factors and Special Considerations - Leverage" at page 15.

BORROWINGS

Under the 1940 Act, the Fund may borrow up to 33 1/3% of its total assets (including the proceeds of the borrowings) less all liabilities other than borrowings. The Fund's obligation to holders of its debt will be senior to its obligation to pay dividends on, or redeem or repurchase, Common Shares, or to pay holders of Common Shares in the event of liquidation.

PREFERRED SHARES

The Fund is authorized to issue an unlimited number of shares of a class of preferred stock in one or more series. The Fund's obligations to holders of any outstanding preferred shares will be senior to its obligation to pay dividends on, or redeem or repurchase, Common Shares, or to pay holders of Common Shares in the event of liquidation. Under the 1940 Act, the amount of preferred shares cannot exceed 50% of the Fund's total assets (including the proceeds of the preferred shares and any borrowings).

The 1940 Act also requires that the holders of any preferred shares of the Fund, voting as a separate class, have the right to:

     *    elect at least two trustees at all times

     * elect a majority of the trustees at any time when dividends on any series of preferred shares are unpaid for two full years.

In each case, the holders of Common Shares voting separately as a class will elect the remaining trustees.

DIVERSIFICATION

The Fund maintains a diversified investment portfolio, a strategy which seeks to limit exposure to any one issuer or industry.

As a diversified investment company, the Fund may not make investments in any one issuer (other than the U.S. government) if, immediately after such purchase or acquisition, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would own more than 25% of any outstanding issue. The Fund will consider a borrower on a loan or on the reference obligation for a derivative investment to be the issuer of that loan. This strategy is a fundamental policy that cannot be changed without shareholder approval. With respect to no more than 25% of its total assets, the Fund may make investments that are not subject to the foregoing restrictions.

In addition, a maximum of 25% of the Fund's total assets, measured at the time of investment, can be invested in any one industry. This strategy is also a fundamental policy that cannot be changed without shareholder approval.

CONTINUOUS OFFERING

The Fund continuously offers its Common Shares for sale. Sales are made through selected broker-dealers and financial services firms which enter into agreements with ING Pilgrim Securities, Inc. ("ING Pilgrim Securities") the Fund's principal underwriter. Common Shares are sold at a public offering price equal to their NAV per share.

REPURCHASE OFFERS

To maintain a measure of liquidity, the Fund offers to repurchase between 5% and 25% of its Common Shares on a quarterly basis. This is a fundamental policy that cannot be changed without shareholder approval. Currently offers are made during the months of February, May, August and November. Other than these quarterly repurchases, no market for the Fund's Common Shares is expected to exist. Applicable early withdrawal charges ("EWC") will be imposed on repurchased Class B and Class C Common Shares. See "Repurchase Offers" at page 29 for important information relating to the acceptance of Fund offers to repurchase Common Shares.

ADMINISTRATOR

The Fund's administrator is ING Pilgrim Group, Inc. (the "Administrator"). The Administrator is an affiliate of the Investment Manager. The Administrator receives an annual fee, payable monthly, in a maximum amount equal to 0.10% of the Fund's Managed Assets.

RISK FACTORS AND SPECIAL CONSIDERATIONS

CREDIT RISK ON LOANS

Loans in the Fund's portfolio will typically be below investment grade. As a result, investment in the Fund involves the risk that borrowers may default on obligations to pay principal or interest when due, that lenders may have difficulty liquidating the collateral securing the loans or enforcing their rights under the terms of the loans, and that the Fund's investment objective may not be realized.

INTEREST RATE RISK

Changes  in market  interest  rates will  affect the yield on the Fund's  Common
Shares. If market interest rates fall, the yield on the Fund's Common Shares will also fall. In addition, changes in market interest rates may cause the Fund's NAV to experience moderate volatility because of the lag between changes in market rates and the resetting of the floating rates on assets in the Fund's portfolio. Finally, to the extent that market interest rate changes are reflected as a change in the market spreads for loans of the type and quality in which the Fund invests, the value of the Fund's portfolio may decrease in response to an increase in such spreads.

LEVERAGE

The Fund's use of leverage through borrowings or the issuance of preferred shares can adversely affect the yield on the Fund's Common Shares. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Fund invests, the effect of that decline will be magnified in the Fund because of the leverage.

LIMITED SECONDARY MARKET FOR LOANS

Because of the limited secondary market for loans, the Fund may be limited in its ability to sell these loans in a timely fashion and/or at a favorable price.

DEMAND FOR LOANS

An increase in demand for loans may adversely affect the rate of interest payable on new loans acquired by the Fund.

LIMITED LIQUIDITY FOR INVESTORS

The Fund does not repurchase its shares on a daily basis and no market for the Fund's Common Shares is expected to exist. To provide a measure of liquidity, the Fund will ordinarily make quarterly repurchase offers for 5% of its outstanding Common Shares. If more than 5% of Common Shares are tendered, investors may not be able to completely liquidate their holdings in any one quarter. Shareholders also will not have liquidity between these quarterly repurchase dates.

                                               INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a high level of monthly income. The Fund seeks to achieve this investment objective by investing in the types of assets described below:

1. SENIOR LOANS. Under normal circumstances, at least 80% of the Fund's total assets will be invested in higher yielding, U. S. dollar denominated, floating rate secured senior loans made only to borrowers that are corporations or other business entities organized under U.S. law or located in the U.S. ("Senior Loans").

     Senior Loans either hold the most senior position in the capital structure of the borrower or hold an equal ranking with other senior debt or have characteristics that the Investment Manager believes justify treatment as senior debt.

2. OTHER INVESTMENTS. The Fund can also invest up to 20% of its total assets measured at the time of investment in the following types of investments ("Other Investments"):

     *    unsecured loans

     *    subordinated loans

     *    corporate debt securities

     * loans made to, or debt securities issued by, corporations or other business entities organized or located outside the U.S.

     *    equity securities incidental to investment in loans

3. CASH AND SHORT-TERM INSTRUMENTS. The Fund may hold a portion of its assets in cash and/or short-term instruments when market conditions make this advisable or pending investment. During periods when, in the opinion of the Investment Manager, a temporary defensive posture in the market is appropriate, the Fund may hold up to 100% of its assets in cash and/or short-term instruments.

4. OTHER INVESTMENT STRATEGIES. To assist the Investment Manager in managing maturity, diversification and other risks, the Fund may invest in financial derivative products. The Fund may engage in lending its portfolio securities, repurchase and reverse repurchase agreements, and use derivatives to manage risk.

                      FUNDAMENTAL DIVERSIFICATION POLICIES

1. INDUSTRY DIVERSIFICATION. The Fund may invest in any industry. The Fund may not invest more than 25% of its total assets in any single industry.

2. BORROWER DIVERSIFICATION. As a diversified investment company, the Fund may not make investments in any one issuer (other than the U.S. government) if, immediately after such purchase or acquisition, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would own more than 25% of any outstanding issue. The Fund will consider the borrower on a loan or on the reference obligation for a derivative investment to be the issuer of such loan. With respect to no more than 25% of its total assets, the Fund may make investments that are not subject to the foregoing restrictions.

These polices may only be changed with approval by a majority of all shareholders, including the vote of a majority of any holders of preferred shares voting separately as a class.

                               INVESTMENT POLICIES

The Investment Manager follows certain investment policies set by the Fund's Board of Trustees. Some of those policies are set forth below. Please refer to the SAI for additional information on these and other investment policies.

1. PAYABLE IN U.S. DOLLARS. All investments purchased by the Fund must be denominated in U.S. dollars.

2. MATURITY. Although the Fund has no restrictions on portfolio maturity, normally at least 80% of the Fund's total assets will be invested in assets with remaining maturities of less than ten years.

3. INTEREST RATE RESETS. Normally, at least 80% of the Fund's total assets will be invested in assets with rates of interest which reset either daily, monthly, or quarterly. The maximum duration of an interest rate reset on any loan investment in which the Fund may invest is one year. In addition, the Fund will ordinarily maintain a dollar-weighted average time to next interest rate adjustment on its loan investments of 90 days or less.

4. LIMITATIONS ON OTHER INVESTMENTS. The Fund may invest up to 20% of its total assets measured at the time of investment in Other Investments. The following additional limitations apply to Other Investments:

     a. UNSECURED LOANS. The Fund may not invest in unsecured loans, whether or not otherwise senior or subordinated, in an aggregate amount that exceeds 10% of the Fund's total assets measured at the time of investment.

     b. SUBORDINATED LOANS. The Fund may not invest in subordinated loans, whether or not secured, in an aggregate amount that exceeds 10% of the Fund's total assets measured at the time of investment.

     c. CORPORATE DEBT SECURITIES. The Fund may not invest in corporate debt securities in an aggregate amount that exceeds 10% of the Fund's total assets measured at the time of investment.

     d. FOREIGN INVESTMENT. The Fund may not invest in loans or debt securities issued by business entities organized or located outside the U.S., that exceed 10% of the Fund's total assets measured at the time of investment.

     e. EQUITIES. The Fund will acquire equity securities only as an incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower.

5. INVESTMENT QUALITY; CREDIT ANALYSIS. Loans and corporate debt securities in which the Fund invests generally are rated below investment grade or are unrated. In acquiring a loan, the Investment Manager will consider some or all of the following factors: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; the quality and experience of management; and adequacy of collateral coverage.

     The Investment Manager performs its own independent credit analysis of each borrower. In so doing, the Investment Manager may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. These analyses continue on a periodic basis for any Senior Loan held by the Fund. See "Risk Factors and Special Considerations - Credit Risk."

6. USE OF LEVERAGE. The Fund may borrow money and issue preferred shares to the fullest extent permitted by the 1940 Act. See "Policy on Borrowing" and "Policy on Issuance of Preferred Shares."

POLICY ON BORROWING

The Fund has a policy of borrowing for investment purposes. The Fund seeks to use proceeds from borrowing to acquire loans and other investments which pay interest at a rate higher than the rate the Fund pays on borrowings. Accordingly, borrowing has the potential to increase the Fund's total income available to holders of its Common Shares. The Fund may also borrow to finance the repurchase of its Common Shares or to meet cash requirements.

The Fund may issue notes, commercial paper, or other evidences of indebtedness and may be required to secure repayment by mortgaging, pledging, or otherwise granting a security interest in the Fund's assets. The terms of any such borrowings will be subject to the provisions of the 1940 Act, and they will also be subject to the more restrictive terms of any credit agreements relating to borrowings and, to the extent the Fund seeks a rating for borrowings, to additional guidelines imposed by rating agencies which are expected to be more restrictive than the provisions of the 1940 Act. The Fund is permitted to borrow up to 33 1/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings. See "Risk Factors and Special Considerations - Leverage."

POLICY ON ISSUANCE OF PREFERRED SHARES

The Fund has a policy of issuing preferred shares for investment purposes. The Fund seeks to use the proceeds from preferred shares to acquire loans and other investments which pay interest at a rate higher than the dividends payable on preferred shares. The terms of the issuance of preferred shares are subject to the 1940 Act and, to the extent the Fund seeks a rating for any preferred shares, to additional guidelines imposed by rating agencies, which are expected to be more restrictive than the provisions of the 1940 Act. The Fund is permitted to issue preferred shares with an aggregate liquidation value of up to 50% of the Fund's total assets (including the proceeds of the preferred shares and any borrowings). See "Risk Factors and Special Considerations - Leverage."

                                                          THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

     As stated above under Investment Objectives and Policies, the Fund will invest primarily in Senior Loans. This section contains a discussion of the characteristics of Senior Loans, the manner in which those investments are made and the market for Senior Loans.

SENIOR LOAN CHARACTERISTICS

     Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases and to finance internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value. The Fund may also receive guarantees as a form of collateral.

     By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

     Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as LIBOR. For example, if LIBOR were 6.00% and the borrower were paying a fixed spread of 3.00%, the total interest rate paid by the borrower would be 9.00%. Base rates and, therefore, the total rates paid on Senior Loans float, I.E., they change as market rates of interest change. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for the loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

     Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

     Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in NAV.

     The Fund acquires Senior Loans from lenders such as banks, insurance companies, finance companies, other investment companies and private investment funds. The Fund may also acquire Senior Loans from U.S. branches of foreign banks that are regulated by the Federal Reserve System or appropriate state regulatory authorities.

INVESTMENT BY THE FUND

     The Fund's investment in Senior Loans may take one of several forms including: acting as one of the group of lenders originating a Senior Loan, purchasing an assignment of a portion of a Senior Loan from a third party, or acquiring a participation in a Senior Loan. When the Fund is a member of the originating syndicate for a Senior Loan, it may share in a fee paid to syndicate. When the Fund acquires a participation in, or an assignment of, a Senior Loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Fund will act as lender, or purchase an assignment or participation, with respect to a Senior Loan only if the agent is determined by the Investment Manager to be creditworthy.

     There is no minimum rating or other independent evaluation of a borrower limiting the Fund's investments and most Senior Loans that the Fund may acquire, if rated, will be rated below investment grade quality. See "Risk Factors and Special Considerations-Credit Risk on Senior Loans."

     ORIGINAL LENDER

     When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with the terms of the loan agreement. It may have also negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the loan agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

     ASSIGNMENTS

     When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

     PARTICIPATIONS

     The Fund may also invest in participations in Senior Loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Fund in a lender's portion of a Senior Loan typically means that the Fund has a contractual relationship only with the lender, not with the borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.

     With a participation, the Fund will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights with respect to any funds acquired by other lenders through set-off against the borrower. In addition, the Fund may not directly benefit from the collateral supporting the Senior Loan because it may be treated as a general creditor of the lender instead of the borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the borrower and the lender selling the participation.

     In the event of bankruptcy or insolvency of a borrower, the obligation of the borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by such borrower against the Fund as a result of improper conduct of the lender selling the participation. A participation in a Senior Loan will be deemed to be a Senior Loan for the purposes of the Fund's investment objective and policies.

SENIOR LOAN MARKET

     The primary market for the issuance of new Senior Loans has become much larger in recent years. At the same time that the primary market has grown, demand has remained strong. Institutional investors other than banks, such as investment companies, insurance companies and private investment vehicles are continuing to join U.S. and foreign banks as lenders. The entrance of new investors also has helped create an active trading market in Senior Loans with approximately [$65] billion in trading volume during 2000. The active secondary market, coupled with lender focus on portfolio management and the move toward standard market practices, has helped increase the liquidity for Senior Loans.

     Notwithstanding the recent growth in the Senior Loan market, through [December 31, 2000], Senior Loan volume is estimated to be _____% below levels realized in 1999. Credit quality is the primary issue currently impacting the loan market. The industry is experiencing deteriorating credit quality, high profile corporate bankruptcies, rising defaults and concerns about the direction of the general economy. As a result, average new Senior Loan credit statistics are at their most conservative levels in the past 10 years.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     Risk is inherent in all investing. The following discussion summarizes some of the risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About Investments and Investment Techniques" in the SAI.

CREDIT RISK ON SENIOR LOANS

     The Fund's ability to pay dividends and repurchase its Common Shares is dependent upon the performance of the assets in its portfolio. That performance, in turn, is subject to a number of risks, chief among which is credit risk on the underlying assets.

     Credit risk is the risk of nonpayment of scheduled interest or principal payments. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the NAV of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, either by means of assignment or by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. See "The Fund's Investments - Investment by the Fund."

     Senior Loans generally involve less risk than unsecured or subordinated debt and equity instruments of the same issuer because the payment of principal of and interest on Senior Loans is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders and payments to bond holders. The Fund generally invests in Senior Loans that are collateralized. However, the value of the collateral may not equal the Fund's investment when the loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

     In the event of the bankruptcy of a borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.

     The Senior Loans in which the Fund invests are generally rated lower than investment grade, I.E., rated lower than "Baa" by Moody's or "BBB" by S&P, or have been issued by issuers who have issued other debt securities which, if unrated, would be rated lower than investment grade. Investment decisions will be based largely on the credit analysis performed by the Investment Manager, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans are not often rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. However, generally, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.

INTEREST RATE RISK

     During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Fund invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Fund's assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole will tend to lag behind changes in market rates.

     Market interest rate changes may also cause the Fund's NAV to experience moderate volatility. This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. If market interest rates change, a loan's value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

     Finally, to the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund's NAV could be adversely affected. Again, this is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan's value based on changes in the market spread on loans in the Fund's portfolio may be of longer duration.

CHANGES TO NAV

     The NAV of the Fund is expected to change in response to a variety of factors, primarily in response to changes in the creditworthiness of the borrowers on the loans in which the Fund invests. See "Credit Risk on Senior Loans." Changes in market interest rates may also have a moderate impact on the Fund's NAV. See "Interest Rate Risk." Another factor which can affect the Fund's NAV is changes in the pricing obtained for the Fund's assets. See "Transaction Policies-Valuation of the Fund's Assets."

LEVERAGE

     The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue preferred shares in an amount up to 50% of the Fund's total assets (including the proceeds of preferred shares and any borrowings). Borrowings and the issuance of preferred shares are referred to in this prospectus collectively as "leverage." The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares, and to meet cash requirements. The use of leverage for investment purposes increases both investment opportunity and investment risk.

     Capital raised through leverage will be subject to interest and other costs, and these costs could exceed the income earned by the Fund on the proceeds of such leverage. There can be no assurance that the Fund's income from the proceeds of leverage will exceed these costs. However, the Investment Manager seeks to use leverage for the purposes of making additional investments only if it believes, at the time of using leverage, that the total return on the assets purchased with such funds will exceed interest payments and other costs on the leverage. In addition, the Investment Manager intends to reduce the risk that the costs of the use of leverage will exceed the total return on investments purchased with the proceeds of leveraging by utilizing leverage mechanisms whose interest rates float (or reset frequently). In the event of a default on one or more loans or other interest-bearing instruments held by the Fund, the use of leverage would exaggerate the loss to the Fund and may exaggerate the effect on the Fund's NAV. The Fund's lenders and preferred shareholders will have priority to the Fund's assets over the Fund's Common Share shareholders.

     EFFECT OF LEVERAGE

     The following table is designed to illustrate the effect on return to a holder of the Fund's Common Shares of the leverage created by the Fund's use of borrowing, using an assumed initial interest rate of ______% and assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10 %. As can be seen, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return, net of expenses(1)   (10%)   ( 5%)     0%     5%   10%
Corresponding Return to Common Shareholders(2) (__%)   (__%)    __%    __%   __%

----------
(1) The Assumed Portfolio Return is required by regulation of the SEC and is not a prediction of, and does not represent, the projected or actual performance of the Fund.

(2) In order to compute the "Corresponding Return to Common Shareholders," the "Assumed Portfolio Return" is multiplied by the total value of the Fund's assets at the beginning of the Fund's fiscal year to obtain an assumed return to the Fund. From this amount, all interest accrued during the year is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the total value of the Fund's net assets as of the beginning of the fiscal year to determine the "Corresponding Return to Common Shareholders."

     The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to any credit facility or obtained through the issuance of preferred shares may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation.

     The Fund will not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or preferred shares, or purchase or redeem Common Shares or preferred shares unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any credit facility program that is continuing. See "Borrowings by the Fund-Restrictive Covenants and 1940 Act Restrictions." In the event of a default under a credit facility program, the lenders may have the right to cause a liquidation of the collateral (I.E., sell Senior Loans and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

     In addition, the Fund will not be permitted to pay dividends on, or redeem or repurchase, Common Shares unless all accrued dividends, or accrued interest on borrowings, on the preferred shares have been paid or set aside for payment.

         Because the fee paid to the Investment Manager will be calculated on the basis of total managed assets, the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.

     The Fund may be subject to certain restrictions imposed by lenders to the Fund or by guidelines of one or more rating agencies which may issue ratings for debt or preferred shares issued by the Fund. These restrictions are expected to impose asset coverage, fund composition requirements or limits on investment techniques, such as the use of financial derivative products, that are more stringent than those imposed on the Fund by the 1940 Act. These covenants or guidelines could impede the Investment Manager from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

LIMITED SECONDARY MARKET FOR LOANS

     Although the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market.

     Loans usually trade in large denominations (such as $5 million units) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the loans in which the Fund invests will be relatively illiquid.

     In addition, loans in which the Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell loans and can adversely affect the price that can be obtained. The Fund may have difficulty disposing of loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the Fund to sell securities at lower prices than it would otherwise consider to meet cash needs or cause the Fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively impact performance. The Fund intends to seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

     The Fund values its assets daily. However, because the secondary market for loans is limited, it may be difficult to value loans. Market quotations may not be readily available for some loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation than for securities with a secondary market, because there is less reliable, objective data available. In addition, if the Fund purchases a relatively large loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Fund from selling a portion of the loan and reducing its exposure to a borrower when the Investment Manager deems it advisable to do so.

     During its quarterly repurchase offers, the Fund is required to maintain a percentage of its portfolio, equal to the value of the repurchase amounts, in liquid securities. This permits the Fund to repurchase Common Shares without having to sell illiquid securities at a lower price than it would otherwise consider. The requirement to keep a portion of the Fund's portfolio in liquid securities, however, could negatively impact the Fund's performance.

DEMAND FOR LOANS

     Although the volume of loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit the Fund by providing increased liquidity for loans, but may also adversely affect the rate of interest payable on loans acquired by the Fund and the rights provided to the Fund under the terms of the loan.

UNSECURED LOANS AND SUBORDINATED LOANS

     Subject to the aggregate 20% limit on Other Investments, the Fund may invest up to 10% of its total assets in unsecured loans and 10% of its total assets in subordinated loans. Unsecured loans and subordinated loans share the same credit risks as those discussed above under "Credit Risk on Senior Loans" except that unsecured loans are not secured by any collateral of the borrower and subordinated loans are not the most senior debt in a borrower's capital structure. Unsecured loans do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. The primary additional risk in a subordinated loan is the potential loss in the event of default by the issuer of the loan. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors.

CORPORATE DEBT SECURITIES

     Subject to the aggregate 20% limit on Other Investments, the Fund may invest up to 10% of its total assets in corporate debt securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. Because corporate debt securities pay interest at a fixed-rate, when interest rates decline, the value of the Fund's corporate debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Corporate debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

INVESTMENT IN NON-U.S. ISSUERS

     Subject to the aggregate 10% limit on Other Investments, the Fund may invest up to 10% of its total assets in U.S. dollar denominated loans and corporate debt made to borrowers and issuers that are organized or located in countries other than the United States. Although such loans and debt investments associated with other investments will require payment of interest and principal in U.S. dollars, these borrowers and issuers may have significant non-U.S. dollar revenues. Investment in non-U.S. entities involves special risks, including that non-U.S. entities may be subject to less rigorous accounting and reporting requirements than U.S. entities, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, fluctuations in currency values and the potential for political, social and economic adversity.

LIMITED LIQUIDITY FOR INVESTORS

     The Fund does not repurchase its shares on a daily basis and no market for the Fund's Common Shares is expected to exist. To provide a measure of liquidity, the Fund will ordinarily make quarterly repurchase offers for 5% of its outstanding Common Shares. If more than 5% of Common Shares are tendered, investors may not be able to completely liquidate their holdings in any one quarter. Shareholders also will not have liquidity between these quarterly repurchase dates. See "Repurchase Offers".

                                                          BORROWINGS BY THE FUND
--------------------------------------------------------------------------------

CREDIT FACILITY

     The Fund currently is a party to a credit facility with financial institutions that permits the Fund to borrow up to [$50,000,000.] Interest is payable on the credit facility at a floating rate that is tied to [LIBOR, the federal funds rate, or a commercial paper based rate,] plus a facility fee on unused commitments. As of ____________, 2001, the Fund had outstanding borrowings of $______________.

     The lenders under the credit facility have a security interest in all assets of the Fund. The lenders have the right to liquidate Fund assets in the event of default by the Fund, and the Fund may be prohibited from paying dividends in the event of a material adverse event or condition respecting the Fund or Investment Manager until outstanding debts are paid or until the event or condition is cured.

RANKING OF SENIOR INDEBTEDNESS

     The rights of lenders to receive payments of interest on and repayments of principal of any borrowings made by the Fund under the credit facility are senior to the rights of holders of Common Shares and preferred shares, if any, with respect to the payment of dividends or upon liquidation.

RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS

     The credit agreement governing the credit facility includes usual and customary covenants for this type of transaction. These include limits on the Fund's ability to (i) incur additional debt or issue preferred shares without approval of the lenders, (ii) incur liens or pledge portfolio securities; (iii) incur obligations under derivative instruments; and (iv) change its investment objective or fundamental investment restrictions without the approval of lenders. In addition, the credit agreement does not permit the Fund's asset coverage ratio (as defined in the credit agreement) to fall below ____% for more than _____ consecutive business days or below ____% at any time (the "Credit Agreement Asset Coverage Test").

     Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing under the credit facility program. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The credit agreement limits the Fund's ability to pay dividends or make other distributions on the Fund's Common Shares, or purchase or redeem Common Shares, unless the Fund complies with the Credit Agreement Asset Coverage Test. In addition, the credit agreement does not permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares (i) at any time that an event of default under the credit agreement has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreement Asset Coverage Test set forth in the credit agreement.

     Other lenders to the Fund can be expected to impose similar conditions.

                                          WHAT YOU PAY TO INVEST - FUND EXPENSES
--------------------------------------------------------------------------------

The cost to you to invest in the Fund varies depending upon which class of Common Shares you purchase. Please note that Class A Common Shares are not available for purchase. Instead, Class B Common Shares automatically convert to Class A Common Shares at the end of eight years.

The following table is intended to assist you in understanding the various costs and expenses associated with investing in each class of Common Shares of the Fund. The table assumes that the Fund has used leverage by borrowing an amount equal to 33 1/3% of the Fund's Managed Assets and shows expenses as a percentage of average daily net assets. Because the Fund has been in operation for a short time, this information is based on estimated fees and expenses for the current fiscal year, after expense reimbursement.

                  ANNUAL EXPENSES AS A PERCENTAGE OF NET ASSETS

                                                        CLASS A        CLASS B(*)       CLASS C       CLASS Q
                                                        -------        ----------       -------       -------
SHAREHOLDER TRANSACTION EXPENSES
   Sales Load (as a percentage of offering price) (1)    NONE            NONE            NONE          NONE
   Dividend Reinvestment Fees                            NONE            NONE            NONE          NONE
   Early Withdrawal Charge                               NONE              3% (2)           1% (2)     NONE

                                                        CLASS A        CLASS B(*)       CLASS C       CLASS Q
ANNUAL EXPENSES (AS A PERCENTAGE OF                     -------        ----------       -------       -------
 NET ASSETS ATTRIBUTABLE TO COMMON SHARES)
   Management and Administrative Fees (3)                1.35%           1.35%           1.35%         1.35%
   Service Fee                                           0.25%           0.25%           0.25%         0.25%
   Distribution Fee (4)                                  NONE            0.50% (7)       0.50%         NONE
   Other Operating Expenses (5)(6)                      [____]%         [____]%         [____]%       [____]%

Total Annual Expenses before Interest                   [____]%         [____]%         [____]%       [____]%
Interest Expense on Borrowed Funds                      [____]%         [____]%         [____]%       [____]%

Total Annual Expenses                                   [    ]%         [    ]%         [    ]%       [    ]%
                                                         ====            ====            ====          ====

If the Fund's expenses (assuming the use of leverage by borrowing an amount equal to 33 1/3% of the Fund's Managed Assets) are shown as a percentage of Managed Assets rather than as a percentage of net assets, the annual expenses in the fee table would read as follows:

                ANNUAL EXPENSES AS A PERCENTAGE OF MANAGED ASSETS

ANNUAL EXPENSES (AS A PERCENTAGE OF                    CLASS A        CLASS B(*)       CLASS C       CLASS Q
MANAGED ASSETS ATTRIBUTABLE TO COMMON SHARES)          -------        ----------       -------       -------
   Management and Administrative Fees (3)                0.90%           0.90%           0.90%         0.90%
   Service Fee                                           0.17%           0.17%           0.17%         0.17%
   Distribution Fee (4)                                  NONE            0.33% (7)       0.33%         NONE
   Other Operating Expenses (5)                         [____]          [____]%         [____]%       [____]%

Total Annual Expenses before Interest                   [____]          [____]%         [____]%       [____]%
Interest Expense on Borrowed Funds                      [____]          [____]%         [____]%       [____]%

Total Annual Expenses                                   [    ]          [    ]%         [    ]%       [    ]%
                                                        =====            ====            ====          ====

If the Fund does not use leverage, the Fund's annual expenses as a percentage of net assets would be:

                                                        CLASS A         CLASS B(*)      CLASS C       CLASS Q
                                                        -------         ----------      -------       -------
ANNUAL EXPENSES
   Management and Administrative Fees (3)                 0.90%           0.90%          0.90%         0.90%
   Service Fee                                            0.25%           0.25%          0.25%         0.25%
   Distribution Fee (4)                                   NONE            0.50% (7)      0.50%         NONE
   Other Operating Expenses (5)                          [____]%         [____]%         [___]%       [____]%

Total Annual Expenses                                    [    ]%         [    ]%         [   ]%       [    ]%
                                                         =====           =====           =====        =====

The Fund may borrow for the purpose of acquiring additional income-producing investments when the Investment Manager believes that such use of borrowed proceeds will enhance the Fund's net yield.

(1) ING Pilgrim Securities will pay a sales commission for Class B and Class C Common Shares to authorized dealers from its own assets.

(2) Class B Common Shares repurchased by the Fund within five years after purchase will incur an EWC as follows: 3.0% during the first year after purchase; 2.5% during the second year after purchase; 2.0% during the third year after purchase; 1.5% during the fourth year; and 1.0% during the fifth year after purchase. Class C Common Shares repurchased by the Fund within the first year after purchase will incur a 1.00% EWC. See "Early Withdrawal Charge" under "Shareholder Guide." There is no EWC on Class Q Common Shares.

(3) Pursuant to its investment management agreement with the Fund, the Investment Manager is entitled to receive a fee of 0.80% of the Fund's Managed Assets. See "Investment Management and Other Services -- Investment Manager." Pursuant to its Administration Agreement with the Fund, the Administrator is entitled to receive a fee of 0.10% of the Fund's Managed Assets. See "Investment Management and Other Services - The Administrator."

(4) Because the distribution fees payable by Class B and Class C Common Shares may be considered an asset-based sales charge, long-term shareholders in those classes of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD").

(5) "Other Operating Expenses" are based on estimated amounts for the current fiscal year.

(6) The Investment Manager has agreed to reimburse the Fund's expenses to the extent necessary so that the Fund's "Other Operating Expenses" do not exceed ___ of the Fund's average annual daily net assets. The Investment Manager reserves the right to terminate the expense limitation at any time after __________. Absent this expense waiver, the Fund's "Other Operating Expenses" and "Total Annual Expenses" would be ___% and ___%, respectively (as a percentage of average annual daily net assets, and assuming the Fund borrows); ___% and ___%, respectively (as a percentage of average annual daily net assets); and ___% and ___%, respectively (as a percentage of average annual daily net assets, assuming the Fund does not borrow).

(7) ING Pilgrim Securities has agreed to waive 0.25% of the distribution fee for Class B Common Shares. Absent this waiver, the distribution fee is 0.75% of net assets. The expense waiver will continue through March 31, 2002.

(*) Class B Common Shares automatically convert to Class A Common Shares eight years after purchase. See "Shareholder Guide."

EXAMPLES

==============================================================================================================
            EXAMPLE - NO REPURCHASES                   1 YEAR         3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000
investment, assuming a 5% annual return and
where the Fund has borrowed.
Class A Common Shares                                   $___           $___            $___            $___
Class B Common Shares                                   $___           $___            $___            $___
Class C Common Shares                                   $___           $___            $___            $___
Class Q Common Shares                                   $___           $___            $___            $___
--------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000
investment, assuming a 5% annual return and
where the Fund has not borrowed.
Class A Common Shares                                   $___           $___            $___            $___
Class B Common Shares                                   $___           $___            $___            $___
Class C Common Shares                                   $___           $___            $___            $___
Class Q Common Shares                                   $___           $___            $___            $___
==============================================================================================================


==============================================================================================================
           EXAMPLE - WITH REPURCHASES                  1 YEAR         3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000
investment, assuming a 5% annual return
and where the Fund has borrowed.
Class A Common Shares                                   $___           $___            $___            $___
Class B Common Shares                                   $___           $___            $___            $___
Class C Common Shares                                   $___           $___            $___            $___
Class Q Common Shares                                   $___           $___            $___            $___
--------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000
investment, assuming a 5% annual return and
where the Fund has not borrowed.
Class A Common Shares                                   $___           $___            $___            $___
Class B Common Shares                                   $___           $___            $___            $___
Class C Common Shares                                   $___           $___            $___            $___
Class Q Common Shares                                   $___           $___            $___            $___
==============================================================================================================

     This hypothetical example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses above remain the same in the years shown. The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Shares. For more complete descriptions of certain of the Fund's costs and expenses, see "Investment Management and Other Services."

THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

                             CHOOSING A SHARE CLASS

PILGRIM PURCHASE OPTIONS

You may select from up to three separate classes of Common Shares: Class B, Class C and Class Q. (Class A Common Shares are available only upon conversion of Class B Common Shares, through an exchange of Class A Common Shares of certain Pilgrim Funds or under certain other limited circumstances. Class A Common Shares are subject to a service fee of 0.25%.)

     CLASS B COMMON SHARES
     * No front-end sales charge. All your money goes to work for you right away.

     * Distribution and service (12b-1) fees of 0.75% (net of a 0.25% waiver of the distribution fee).(1)

     *    An EWC, as described on the next page.

     * Automatic conversion to Class A Common Shares after eight years, thus reducing future annual expenses.

     *    Minimum initial investment - $1,000

     CLASS C COMMON SHARES
     * No front-end sales charge. All your money goes to work for you right away.

     *    Distribution and service (12b-1) fees of 0.75%.

     *    An 1% EWC on shares sold within one year of purchase.

     * No automatic conversion to Class A Common Shares, so annual expenses continue at the Class C level throughout the life of your investment.

     *    Minimum initial investment - $1,000

     CLASS Q COMMON SHARES
     * No front-end sales charge. All your money goes to work for you right away.

     *    Service fee of 0.25%.

     * No automatic conversion to Class A Common Shares, so annual expenses continue at the Class Q level throughout the life of your investment.

     *    Minimum initial investment - $250,000

When choosing between classes, you should carefully consider the comparison between the ongoing annual expenses and the EWC on each class of Common Shares. The relative impact of the ongoing annual expenses and the EWC will depend on the length of time a share is held. Higher fees mean that Class B and Class C Common Shares pay correspondingly lower dividends and may have a lower NAV than Class A or Class Q Common Shares. You should discuss which class of Common Shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Fund and servicing your shareholder account, Class B and Class C Common Shares of the Fund have adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time, the fees will increase your cost of investing.

----------
(1) ING Pilgrim Securities has agreed to waive 0.25% of the distribution fee for Class B Common Shares. Absent this waiver, the distribution fee is 0.75% of net assets. The expense waiver will continue through March 31, 2002.

EARLY WITHDRAWAL CHARGE

     CLASS B AND CLASS C COMMON SHARES

Class B and Class C Common Shares are offered at their NAV per share without any initial sales charge. However, you may be charged an EWC on Class B and Class C Common Shares that you offer to the Fund for repurchase (and are repurchased) within a certain period of time after you bought them. The amount of the EWC is based on the lesser of the NAV of the Common Shares at the time of purchase and repurchase. There is no EWC on Common Shares acquired through the reinvestment of dividends and capital gains distributions. The EWCs are as follows:

     CLASS B COMMON SHARES

                                                  EWC ON SHARES
           SOLD DURING                          BEING REPURCHASED
           -----------                          -----------------

             1st year                                  3.0%
             2nd year                                  2.5%
             3rd year                                  2.0%
             4th year                                  1.5%
             5th year                                  1.0%
             After 5th year                            none

     CLASS C COMMON SHARES

                                                  EWC ON SHARES
           SOLD DURING                          BEING REPURCHASED
           -----------                          -----------------

             1st year                                  1.0%
             After 1st year                            none

To keep your EWC as low as possible, each time you offer your Common Shares for repurchase, the Fund will first repurchase Common Shares in your account that are not subject to an EWC, and then will repurchase Common Shares that have the lowest EWC.

WAIVER AND REINSTATEMENT PRIVILEGE

     EWC WAIVERS

The EWC for Class B and Class C Common Shares will be waived in the following cases. (In determining whether an EWC is applicable, it will be assumed that Common Shares held in the shareholder's account that are not subject to such charge are repurchased first):

     * The EWC on shares will be waived in the case of repurchase following the death or permanent disability of a shareholder. The waiver is available for total or partial repurchases of shares of the Fund owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for those Common Shares held at the time of death or initial determination of permanent disability.

     * The EWC will also be waived in the case of a total or partial repurchase of Common Shares of the Fund in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The shareholder must have attained the age of 70 1/2 to qualify for the EWC waiver relating to mandatory distributions. This waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation of service. The shareholder must notify the transfer agent either directly or through ING Pilgrim Securities, at the time of repurchase, that the shareholder is entitled to a waiver of the EWC. The EWC Waiver Form included in the New Account Application must be completed and provided to the transfer agent at the time of the repurchase request. The waiver will be granted subject to confirmation of the grounds for the waiver. The foregoing waivers may be changed at any time.

     REINSTATEMENT PRIVILEGE

Shareholders who have had their Common Shares repurchased within the previous 90 days may purchase Fund Common Shares at NAV (at the time of reinstatement) in an amount up to the repurchase proceeds. Reinstated Common Shares will retain their original purchase date for purposes of the EWC. The amount of any EWC also will be reinstated.

To exercise this privilege, a written order for the purchase of new Common Shares must be received by the transfer agent or be postmarked within 90 days after the date of repurchase pursuant to the repurchase offer. This privilege can be used only once per calendar year. If a loss is incurred on the repurchase and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

                              TRANSACTION POLICIES

NET ASSET VALUE

     The NAV per Common Share of the Fund is determined once daily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open. The NAV per Common Share is determined by dividing the value of the Fund's loan assets plus all cash and other assets (including interest accrued but not collected) less all liabilities (including accrued expenses but excluding capital) and less the liquidation preference of any outstanding preferred shares by the number of shares outstanding. The NAV per Common Share is made available for publication.

VALUATION OF THE FUND'S ASSETS

     The assets in the Fund's portfolio are valued daily in accordance with the Fund's Valuation Procedures adopted by the Board of Trustees. A majority of the Fund's assets are valued using market quotations supplied by a third party loan pricing service. However, the loans in which the Fund invests are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the market value of loans may be based on infrequent and dated trades. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of loans than for other types of securities. For further information, see "Risk Factors and Special Considerations - Limited Secondary Market for Senior Loans."

     Loans are normally valued on the basis of one or more quotations obtained from a pricing service or other sources believed to be reliable. Loans for which reliable quotations are not available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a "proxy" for changes in value.

     The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the "proxy" procedure described above. Loans are valued at the mean between bid and asked quotations.

     It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the "proxy" procedure described above. The Investment Manager may believe that the price for a loan derived from market quotations or the "proxy" procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Manager that it believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

     Under these procedures, fair value is determined by the Investment Manager and monitored by the Fund's Board of Trustees through its Valuation Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following:

     * the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure;

     * the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral;

     * the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects;

     * information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans;

     * the reputation and financial condition of the agent of the loan and any intermediate participants in the loans;

     *    the borrower's management; and

     * the general economic and market conditions affecting the fair value of the loan.

     Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Valuation of short term cash equivalent investments will be based on standard industry practice for short-term, highly liquid investments.

EXCHANGE PRIVILEGES AND RESTRICTIONS

The Fund is one of many funds managed by the Investment Manager. You may exchange shares of certain other Pilgrim Funds into Common Shares of the Fund. You may also move your investment in the Common Shares of the Fund into certain other Pilgrim Funds in conjunction with quarterly repurchases made by the Fund. In this case, rather than tendering your shares for cash, you would elect to have the dollar value of those Common Shares accepted for purchases of shares of the other Pilgrim Fund.

The total value of shares being exchanged into the Fund must at least equal the minimum investment requirement applicable to the relevant class of Common Shares of the Fund, and the total value of shares being exchanged out of the Fund into other Pilgrim Funds must meet the minimum investment requirements of those products, as applicable. Exchanges of Common Shares are sales and may result in a gain or loss for federal and state income tax purposes. The exchange privilege is only available in states where shares of the fund being acquired may be legally sold.

CLASSES OF SHARES ELIGIBLE FOR EXCHANGE

Common Shares of Classes A, B, C and Q of the Fund may be exchanged for Classes A, B, C or Q Common Shares of any open-end Pilgrim Fund at NAV without payment of a sales charge on the exchange. Shareholders exercising the exchange privilege with any other Pilgrim Fund should carefully review the prospectus of that fund.

EARLY WITHDRAWAL CHARGES ON EXCHANGES

You are not required to pay any applicable EWC upon an exchange of Common Shares from the Fund to any other open-end Pilgrim Fund. However, if you exchange and subsequently redeem your shares, any contingent deferred sales charge applicable to the open-end Pilgrim Fund into which you have exchanged your Common Shares will apply. However, the time period for application of the EWC will be calculated based on the first date you acquired your Common Shares in the Fund, so that you get the benefit of the full period of time you owned your Common Shares of the Fund.

SMALL ACCOUNT

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem through the quarterly repurchases, at NAV, the shares of any shareholder whose accounts (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share. The Fund reserves the right to increase minimum account size.

ACCOUNT ACCESS

Unless your Common Shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.pilgrimfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative, you may call the toll-free number listed above and select Option 2.

                             HOW TO PURCHASE SHARES

     As of its initial public offering, the Fund will offer Classes B, C and Q Common Shares at a price of $_____ per share. Thereafter, the Fund intends to engage in a continuous public offering of its Common Shares at NAV, without an initial sales charge. The minimum initial investment in the Fund is $1,000 ($250 for IRAs) for Class B and Class C Common Shares and $250,000 for Class Q Common Shares. The minimum additional investment is $100 for an investment in Class B and Class C Common Shares. Common Shares may be purchased from certain financial services firms that have sales agreements with ING Pilgrim Securities ("Authorized Dealers"). Investors may be charged a fee for transactions made through a broker or agent.

    METHOD                      INITIAL INVESTMENT                            ADDITIONAL INVESTMENT
    ------                      ------------------                            ---------------------
By Contacting an       An   investment  professional   with  an
Authorized Dealer      Authorized   Dealer   can     help   you
                       establish  and  maintain  your  account.

By Mail                Visit or consult an Authorized Dealer.       Visit or consult an Authorized Dealer.

                       Make  your  check   payable  to  Pilgrim     Fill  out  the  Account  Additions  form
                       Senior  Income  Fund and mail it,  along     included  on the bottom of your  account
                       with    a    completed    New    Account     statement  along with your check payable
                       Application, to the address indicated on     to Pilgrim  Senior  Income Fund and mail
                       the  Application.  Please  indicate your     them in the envelope  provided  with the
                       Authorized  Dealer  on the  New  Account     account  statement.  Remember  to  write
                       Application.                                 your account number on the check.

By Wire                Call the Pilgrim  Operations  Department     Wire  the  funds  in  the  same   manner
                       at (800)  336-3436  to obtain an account     described under "Initial Investment."
                       number and indicate an Authorized Dealer
                       on the  account.  Instruct  your bank to
                       wire funds to:

                       State Street Bank and Trust Company
                       ABA #101003621
                       Kansas City, MO
                       credit to:
                       Pilgrim Senior Income Fund
                       A/C #751-8315; for further credit to:
                       Shareholder A/C
                       #_______________________
                       (A/C # you received over the telephone)
                       Shareholder Name:
                       ________________________ (Account Name)

                       After wiring funds you must complete the New Account Application and send it to:
                       Pilgrim Funds
                       P.O. Box 219368
                       Kansas City, MO  64121-9368

     The Fund reserves the right to reject any purchase order. Please note that cash, traveler's checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Investment Manager reserves the right to waive minimum investment amounts.

     The Fund reserves the right to liquidate sufficient Common Shares to recover annual transfer agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRAs) for Class A, Class B or Class C Common Shares or $250,000 for Class Q Common Shares.

PRICE OF SHARES

     Purchase and exchange orders for Common Shares of the Fund are effected at NAV, determined after the order is received by the transfer agent in proper form. A purchase order will be deemed to be in proper form when all of the required steps set forth above have been completed. In the case of an investment by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. A shareholder who purchases by wire must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund Common Shares you own including the number of shares being held in safekeeping by the transfer agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing Common Shares of the Fund will not be issued unless you request them in writing.

     The Fund may, on occasion, suspend the continuous offering of its Common Shares. If this occurs, shareholders will still be permitted to reinvest dividends in additional Common Shares, and qualified plan investors will be permitted to continue making automatic contributions for additional Common Shares.

PRE-AUTHORIZED INVESTMENT PLAN

     You may establish a pre-authorized investment plan to purchase Common Shares with automatic bank account debiting. For further information on pre-authorized investment plans, see the New Account Application or contact the Shareholder Servicing Agent at (800) 992-0180.

RETIREMENT PLANS

     The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("State Street") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. State Street currently receives a $12 annual custodial fee for each social security number listed on the account for the maintenance of such accounts.

                                REPURCHASE OFFERS

     As a fundamental policy, which may not be changed without shareholder approval, the Fund will offer shareholders the opportunity to redeem their Common Shares on a quarterly basis in [February, May, August, and November] of each year. The dates by which repurchase offers must be accepted (the
"Repurchase Request Deadline") will be 8:00 p.m. Eastern Time on the _____ business day of [February, May, August, and November]. It is anticipated that repurchase offers will commence in _______, 2001.

     The Fund is required to offer to repurchase between 5% and 25% of its Common Shares. Under normal market conditions, the Board of Trustees expects to authorize a 5% offer. The repurchase price will be the Fund's NAV determined not more than 14 calendar days following the Repurchase Request Deadline and payment for all Common Shares repurchased pursuant to these offers will be made not later than 7 calendar days after the repurchase pricing date. Under normal circumstances, it is expected that NAV will be determined on the Repurchase Request Deadline and payment for Common Shares tendered will be made within 3 business days after such deadline. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled. During the period the offer to repurchase is open, shareholders may obtain the current NAV by calling 1-800-992-0180.

     At least 21 days prior to the Repurchase Request Deadline the Fund will mail written notice to each shareholder setting forth (a) the number of Common Shares the Fund will repurchase, (b) the repurchase request deadline and other terms of the offer to repurchase, and (c) the procedures for shareholders to follow to request a repurchase. THE REPURCHASE REQUEST DEADLINE WILL BE STRICTLY OBSERVED. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate Common Shares until a subsequent repurchase offer.

     If more Common Shares are tendered for repurchase than the Fund has offered to repurchase, the Board of Trustees may, but is not obligated to, increase the number of Common Shares to be repurchased by 2% of the Fund's Common Shares outstanding. If there are still more Common Shares tendered than are offered for repurchase, Common Shares will be repurchased on a pro-rata basis. However, the Fund may determine to alter the pro-rata allocation procedures in two situations:

     (a) the Fund may accept all Common Shares tendered by persons who own in the aggregate not more than a specified number of shares (not to exceed 100 Common Shares) before prorating shares tendered by others; or

     (b) the Fund may accept by lot Common Shares tendered by shareholders who tender all Common Shares held by them and who, when tendering, elect to have either all (or at least a minimum amount) or none accepted; however, the Fund first must accept all Common Shares tendered by shareholders who do not make this election.

     Because of the foregoing, shareholders may be unable to liquidate all or a given percentage of their Common Shares and some shareholders may tender more Common Shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of shares. Shareholders may withdraw Common Shares tendered for repurchase at any time prior to the repurchase request deadline.

     The Fund does not presently intend to deduct any repurchase fees, other than any applicable EWC, from the repurchase amount. However, in the future, the Board of Trustees may determine to charge a repurchase fee payable to the Fund reasonably to compensate it for its expenses directly related to the repurchase. These fees could be used to compensate the Fund for, among other things, its costs incurred in disposing of securities or in borrowing in order to make payment for repurchased shares. Any repurchase fees will never exceed 2% of the proceeds of the repurchase. It should be noted that the Board of Trustees may implement repurchase fees without a shareholder vote.

     Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund's portfolio to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund's portfolio through repurchases, without offsetting new sales, may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the

Fund. The Fund may borrow to meet repurchase obligations which entails certain risks and costs. See "Liquidity Requirements" below. The Fund may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for Senior Loans and reduce the Fund's value.

SUSPENSION OR POSTPONEMENT OF A REPURCHASE OFFER

     The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (b) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

LIQUIDITY REQUIREMENTS

     The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Notification is sent to shareholders until the Repurchase Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

     The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the repurchase policy and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

     The Fund intends to finance Repurchase Offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. There is some risk that the need to sell Senior Loans to fund Repurchase Offers may affect the market for those Senior Loans. In turn, this could diminish the Fund's NAV.

REDEMPTION

     In order to permit the Fund to repurchase Common Shares, the terms of any borrowing or other indebtedness issued by the Fund, as well as the terms of any preferred shares, must either mature by the next Repurchase Request Deadline or provide for their redemption, call or repayment by the next Repurchase Request Deadline without penalty or premium. Although the Fund ordinarily does not expect to redeem any senior security, including preferred shares, it may be required to redeem such securities if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER

     ING Pilgrim Investments, Inc. serves as Investment Manager to the Fund and has overall responsibility for the management of the Fund under the general supervision of the Board of Trustees. Its principal business address is 7337

East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Fund and the Investment Manager have entered into an Investment Management Agreement that requires the Investment Manager to provide all investment advisory and portfolio management services for the Fund. It also requires the Investment Manager to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Investment Manager provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with the Investment Manager can be canceled by the Board of Trustees upon 60 days' written notice.

     The Investment Manager is an indirect wholly-owned subsidiary of ING Groep, N.V. (NYSE: ING). ING Groep is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with nearly 100,000 employees. Organized in December 1994, the Investment Manager is registered as an investment adviser with the SEC. The Investment Manager serves as investment manager to __ open-end funds, one closed-end fund, __ variable annuity funds, and other institutional and privately managed accounts, and has assets under management of approximately $__ billion as of ________, 2001.

     The Investment Manager bears its expenses of providing the services described above. The Investment Manager currently receives from the Fund an annual fee, paid monthly, of 0.80% of the Fund's Managed Assets.

     The Fund pays all operating and other expenses of the Fund not borne by the Investment Manager including, but not limited to, audit and legal fees, transfer agent, registrar and custodian fees, expenses in preparing repurchase offers, shareholder reports and proxy solicitation materials and other miscellaneous business expenses. The Fund also pays all taxes imposed on it and all brokerage commissions and loan-related fees.

     PORTFOLIO MANAGEMENT. The Fund is managed by a portfolio management team consisting of the following individuals.

     DANIEL A. NORMAN is Senior Vice President, Treasurer and Co-Senior Portfolio Manager of the Fund. He also serves as Senior Vice President and Co-Senior Portfolio Manager of Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans. Mr. Norman has served Pilgrim Prime Rate Trust in various capacities from September 1996 to the present. Mr. Norman is a Senior Vice President of ING Pilgrim Investments (since December 1995). Mr. Norman has served as an officer of other affiliates of ING Pilgrim Capital Corporation since February 1992. Mr. Norman co-manages the Fund with Jeffrey A. Bakalar.

     JEFFREY A. BAKALAR is Senior Vice President and Co-Senior Portfolio Manager of the Fund. He also serves as Senior Vice President and Co-Senior Portfolio Manager of Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans. Mr. Bakalar has served Pilgrim Prime Rate Trust in various capacities from February 1998 to the present. Prior to joining ING Pilgrim Investments, Mr. Bakalar was Vice President of The First National Bank of Chicago (July 1994-January 1998) and Corporate Finance Officer of the Securitized Products Group of Continental Bank (November 1993-July 1994). Mr. Bakalar co-manages the Fund with Daniel A. Norman.

     CURTIS F. LEE is Senior Vice President and Chief Credit Officer of the Fund. He also serves as Senior Vice President and Chief Credit Officer of Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans, since December 1999. Mr. Lee is a Vice President of ING Pilgrim Investments (since August 1999). Prior to joining ING Pilgrim Investments, Mr. Lee held a series of positions with Standard Chartered Bank in the credit approval and problem loan management functions (1992-1999).

     ROBERT L. WILSON is Portfolio Manager of the Fund. He has also serves as Portfolio Manager of Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans, since July 1998. Mr. Wilson is a Vice President of ING Pilgrim Investments (since July 1998). Prior to joining ING Pilgrim Investments, Mr. Wilson was a Vice President of Bank of Hawaii (May 1997-June 1998); Vice President of Union Bank of California (November 1994-May 1997); and Vice President of Bank of California (October 1990-November 1994).

     MICHEL PRINCE, CFA, is Portfolio Manager of the Fund. He also serves as Portfolio Manager of Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans, since May 1998. Mr. Prince is a Vice President of ING Pilgrim Investments (since May 1998). Prior to joining ING Pilgrim Investments, Mr. Prince was Vice President of Rabobank International, Chicago Branch (July 1996-April 1998) and Vice President of Fuji Bank, Chicago Branch (April 1992-July 1996).

     JASON T. GROOM is Portfolio Manager of the Fund. He also serves as Portfolio Manager of Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans, since July 1998. Mr. Groom is a Vice President of ING Pilgrim Investments (since June 2000). He served as an Assistant Vice President from July 1998 to May 2000. Prior to joining ING Pilgrim Investments, Mr. Groom was an Associate in the Corporate Finance Group of NationsBank (January 1998-June 1998); Assistant Vice President, Corporate Finance Group of The Industrial Bank of Japan Limited (August 1995-December 1997); and an Associate in the Corporate Finance Group of The Long-Term Credit Bank of Japan Limited (August 1994-August 1995). He received a Masters in International Management degree from the American Graduate School of International Management in 1993, and a BA in Economics from the University of Arizona in 1992.

     CHARLES E. LEMIEUX, CFA, is Assistant Portfolio Manager of the Fund. He also serves as Assistant Portfolio Manager of Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans, since July 1998. Mr. LeMieux is a Vice President of ING Pilgrim Investments (since June 2000). He served as an Assistant Vice President of ING Pilgrim Investments from July 1998 to May 2000. Prior to joining ING Pilgrim Investments, Mr. LeMieux was Assistant Treasurer Cash Management with Salt River Project (October 1993-June 1998) and Senior Metals Trader/Senior Financial Analyst with Phelps Dodge Corporation (January 1992-October
     1993). Mr. LeMieux is a Chartered Financial Analyst.

     MARK F. HAAK is Assistant Portfolio Manager of the Fund. He also serves as Assistant Portfolio Manager of Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans, since ___. Mr. Haak is an Assistant Vice President of ING Pilgrim Investments (June 1999). Prior to joining ING Pilgrim Investments, Mr. Haak was Assistant Vice President, Corporate Banking with Norwest Bank (December 1997 - June 1998); Lead Financial Analyst and Portfolio Manager for Bank One AZ, N.A. (May 1996 - December 1997); and Credit Manager, Norwest Financial (May 1994 - May
     1996). Mr. Haak also received a masters degree from the University of Notre Dame (May 1999) and a bachelors degree from Marquette University (May
     1994).

     WILLIAM F. NUTTING, JR. is Senior Portfolio Analyst of the Fund, Assistant Vice President and Secondary Loan Trader for the Fund. He also serves as a Senior Portfolio Analyst, Assistant Vice President and a Secondary Loan Trader for Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans, since ___. Mr. Nutting is an Assistant Vice President of ING Pilgrim Investments (since December 1999) and joined ING Pilgrim Group in July 1995 as an Operations Associate. Prior to joining ING Pilgrim Group, Mr. Nutting received a bachelors degree from Arizona State University (December 1994).

THE ADMINISTRATOR

     The  Administrator  of the Fund is ING Pilgrim  Group,  Inc.  ("ING Pilgrim
Group"). Its principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Administrator is a wholly-owned subsidiary of ING Groep and the immediate parent company of the Investment Manager.

     Under an Administration Agreement between ING Pilgrim Group and the Fund, ING Pilgrim Group administers the Fund's corporate affairs subject to the supervision of the Board of Trustees of the Fund. In that connection, ING Pilgrim Group monitors the provisions of the Senior Loan agreements and any agreements with respect to interests in Senior Loans and is responsible for recordkeeping with respect to the Senior Loans in the Fund's repurchase offers portfolio. ING Pilgrim Group also furnishes the Fund with office facilities and furnishes executive personnel together with clerical and certain recordkeeping and administrative services. These services include preparation of annual and other reports to shareholders and to the SEC. ING Pilgrim Group also handles the filing of federal, state and local income tax returns not being furnished by the Custodian or Transfer Agent (as defined below). The Administrator has authorized all of its officers and employees who have been elected as Trustees or officers of the Fund to serve in the latter capacities. All services furnished by the Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator.

     The Fund pays ING Pilgrim Group an administration fee, computed daily and payable monthly. The Administration Agreement states that ING Pilgrim Group is entitled to receive a fee at an annual rate of 0.10% of the Fund's Managed Assets.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The transfer agent, dividend disbursing agent and registrar for the Common Shares is DST Systems, Inc. ("DST"), whose principal business address is 330 West 9th Street, Kansas City, Missouri 64105.

CUSTODIAN

     The  Fund's  securities  and cash are held and  maintained  under a Custody
Agreement and a Recordkeeping Agreement with State Street Bank and Trust Company, whose principal place of business is 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

                              PLAN OF DISTRIBUTION

     The Fund has entered into a Distribution Agreement with ING Pilgrim Securities. Its principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. Subject to the terms and conditions of the Distribution Agreement, the Fund may issue and sell Common Shares of the Fund from time to time through certain broker-dealers which have entered into selected dealer agreements with ING Pilgrim Securities. The Common Shares will be offered on a continuous basis. Common Shares may be purchased at NAV after the commencement of operations of the Fund.

     ING Pilgrim Securities will compensate broker-dealers participating in the offering at a rate of 3.0% of the gross sales price per share for Class B Common Shares and 1.0% of the gross sales price per share for Class C Common Shares purchased from the Fund by such broker-dealer. No commission is paid on Class A and Class Q Common Shares.

     Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made. Unless otherwise indicated in a prospectus supplement, ING Pilgrim Securities as underwriter will act as underwriter on a reasonable efforts basis.

     The Fund will bear the expenses of the Offering. These expenses include, but are not limited to, the expense of preparation of the Prospectus and SAI for the Offering, the expense of counsel and auditors in connection with the Offering, and other similar expenses.

                                 USE OF PROCEEDS

     It is expected that the net proceeds of the Offering will be invested in Senior Loans and other securities consistent with the Fund's investment objective and policies [no more than three months after commencement of the Offering], after payment of organizational and offering expenses by the Fund. The time frame for these investments will depend on the availability of Senior Loans and other relevant conditions. Pending such investment, the Fund will invest the net proceeds of this Offering in investment grade short-term or medium-term debt obligations.

                           DIVIDENDS AND DISTRIBUTIONS

DISTRIBUTION POLICY

     Income dividends on Common Shares are calculated and declared daily and paid monthly under guidelines approved by the Board of Trustees. Income dividends may be distributed in cash or automatically reinvested in additional full and fractional shares pursuant to the Fund's Dividend Reinvestment Program. Shareholders receive statements on a periodic basis reflecting any distributions credited or paid to their account. The Fund may make one or more annual payments from any net realized capital gains, if any.

DIVIDEND REINVESTMENT PROGRAM

     All dividends and distributions paid by the Fund on Common Shares will be automatically reinvested in additional Common Shares of the Fund at NAV without sales charge, unless a shareholder elects to receive distributions in cash.

                             DESCRIPTION OF THE FUND

     The Fund was organized as a Delaware business trust on December 15, 2000, and is registered with the SEC as a continuously-offered, diversified, closed-end management investment company that makes quarterly repurchase offers for its Common Shares, subject to certain conditions. The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest classified as Common Shares, and an unlimited number of shares of beneficial interest classified as preferred shares. ING Americas Insurance Holdings Inc., 5780 Powers Ferry Road, NW, Atlanta, Georgia 30327, an affiliate of the Investment Manager, owns ________ shares of the Fund's Class Q Common Shares, which it purchased at an aggregate price of $_________, prior to the offering of Common Shares to the public. As the sole holder of voting shares of the Fund as of April 1, 2001, it is a control person of the Fund and will remain so until such time as it owns 25% or less of the outstanding Common Shares of all classes.

     Under Delaware law, Fund shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of Delaware. As an added protection, the Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. The Fund's Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

     The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

     The Declaration of Trust provides that obligations of the Fund are not binding upon Trustees individually but only upon the property of the Fund. It also provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

DIVIDENDS, VOTING AND LIQUIDATION RIGHTS

     Each Common Share of the Fund has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. Matters such as approval of new advisory agreements and changes in a fundamental policy of the Fund require the affirmative vote of all shareholders. Matters affecting a certain class of the Fund will be voted on by shareholders of that particular class.

     All Common Shares, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights applicable to any of the Common Shares. Common Shares do not have cumulative voting rights and, as such, holders of more than 50% of the Common Shares voting for trustees representing the holder of Common Shares can elect all trustees representing the holders of Common Shares and the remaining shareholders would not be able to elect any such trustees.

     In the event preferred shares are outstanding, holders of preferred shares, voting as a separate class, are entitled to elect (1) two trustees of the Fund at all times and (2) a majority of the trustees if at any time dividends on are unpaid in an amount equal to two years' dividends thereon, and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for. In all other cases, trustees will be elected by holders of Common Shares voting separately as a single class.

     Subject to the voting rights described, the Fund may not, among other things, without the approval of the holders of a majority of the outstanding preferred shares, voting as a separate class, approve any plan of reorganization adversely affecting preferred shares. In addition, the Fund may not, without the affirmative vote of the holders of at least a majority of the outstanding preferred shares, voting as a separate class: (a) authorize, create or issue additional preferred shares or classes or series of preferred shares ranking prior to or on a parity with preferred shares with respect to the payment of dividends or the distribution of assets upon liquidation; (b) amend, alter or repeal the provisions of the Declaration of Trust, the Bylaws of the Fund or any Certificate of Designation, whether by merger, consolidation or otherwise, so as to materially affect any preference, right or power of such preferred shares or the holders thereof; or (c) change or adjust any investment restrictions of the Fund that are designated as fundamental by the Prospectus or SAI.

     When the Fund has any preferred shares outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares of a series of, or in options, warrants or rights to subscribe for or purchase, Common Share) in respect of Common Shares or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends and the distribution of assets upon liquidation), unless (1) it has paid all cumulative dividends on preferred shares; (2) it has redeemed any preferred shares that it has called for mandatory redemption; and (3) after paying the dividend, the Fund meets asset coverage requirements set forth in the Declaration of Trust or any Certificate of Designation.

STATUS OF SHARES

     The following table sets forth information about the Fund's outstanding Common Shares as of the date of this Prospectus:

                                                      AMOUNT HELD        AMOUNT OUTSTANDING
                                                     BY REGISTRANT       EXCLUSIVE OF AMOUNT
  TITLE OF CLASS          AMOUNT AUTHORIZED        OR FOR ITS ACCOUNT      SHOWN UNDER (3)
  --------------          -----------------        ------------------      ---------------
Class Q Common Shares     ______ Common Shares

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES OF THE FUND

     The investment objective of the Fund, certain policies of the Fund specified herein as "fundamental" and the investment restrictions of the Fund described in the SAI are fundamental policies of the Fund and may not be changed without a "Majority Vote" of the shareholders of the Fund. The term "Majority Vote" means the affirmative vote of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. All other policies of the Fund may be modified by resolution of the Board of Trustees of the Fund.

                        DESCRIPTION OF CAPITAL STRUCTURE

COMMON SHARES

     The Fund's Declaration of Trust authorizes the issuance of an unlimited number of Common Shares of beneficial interest, par value $.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

     Whenever preferred shares are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (2) the value of the Fund's total assets (as determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund is required to comply with the other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a rating agency. These requirements include asset coverage tests more stringent than under the 1940 Act. See "Preferred Shares" below.

BORROWINGS

     The Fund's Declaration of Trust authorizes the Fund, without the prior approval of holders of Common Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise granting a security interest in the Fund's assets. See "Borrowings by Fund."

PREFERRED SHARES

     The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of a class of beneficial interest with preference rights, including preferred shares, having a par value $.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of Common Shares or other series of outstanding preferred shares. The preferred shares will have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Board of Trustees may determine and as are set forth in the Fund's Certificate of Designation establishing the terms of the preferred shares.

     Any decision to offer preferred shares is subject to market conditions and to the Board of Trustees' continuing belief that leveraging the Fund's capital structure through the issuance of preferred shares is likely to achieve the benefits to the Common Shares described in this prospectus. Although the terms of the preferred shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes a preferred shares offering, the Board of Trustees has determined that the preferred shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days) and would provide for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The preference on distribution, liquidation preference, voting rights and redemption provisions of the preferred shares will likely be as stated below.

     Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets measured immediately after issuance of the preferred shares. "Liquidation value" means the original purchase price, less the value of any senior securities representing indebtedness then outstanding, of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

     The preferred shares have complete priority over the Common Shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

                                   TAX MATTERS

     The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

     The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long a shareholder has held the Fund's Common Shares or whether the shareholder elects to receive distributions in cash or reinvest them in additional Fund's Common Shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to a shareholder at his or her long-term capital gains rate.

     Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

     Each  shareholder   will  receive  an  annual  statement   summarizing  the
shareholder's dividend and capital gains distributions.

     If a shareholder invests through a tax-deferred account, such as a retirement plan, the shareholder generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and shareholders should consult a tax adviser about investment through a tax-deferred account.

     There may be tax consequences to a shareholder if the shareholder sells Fund's Common Shares. A shareholder will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long the shareholder holds those Common Shares. If a shareholder exchanges shares, the shareholder may be treated as if he or she sold them. Shareholders are responsible for any tax liabilities generated by their own transactions.

     If, pursuant to an offer by the Fund to repurchase its Common Shares, a shareholder tenders all Common Shares of the Fund that he or she owns or is considered to own, the shareholder may realize a taxable gain or loss. This gain or loss will be treated as capital gain or loss if the Fund's Common Shares are held as capital assets and will be long-term or short-term depending upon the shareholder's holding period for the Common Shares. If, pursuant to an offer by the Fund to repurchase its Common Shares, a shareholder tenders fewer than all of the Common Shares of the Fund that he or she owns or is considered to own, the redemption may not qualify as an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund's earning and profits and the shareholder's basis in the tendered Common Shares. If that occurs, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution as a result of the Fund's purchase of tendered Common Shares, and all or a portion of that deemed distribution may be taxable as a dividend.

     As with all investment companies, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to a shareholder if the shareholder fail to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

                                 LEGAL MATTERS

     The validity of the Common Shares offered hereby will be passed on for the Fund by Dechert, 1775 Eye Street, NW, Washington, DC and 30 Rockefeller Plaza New York, NY 10112, counsel to the Fund.

                                    AUDITORS

     KPMG LLP serves as independent auditors for the Fund. The auditors' address is 355 South Grand Avenue, Los Angeles, California 90071.

                             REGISTRATION STATEMENT

     The Fund has filed with the SEC, Washington, DC, a Registration Statement under the Securities Act, relating to the Common Shares offered hereby. For further information with respect to the Fund and its Common Shares, reference is made to such Registration Statement and the exhibits filed with it.

                               SHAREHOLDER REPORTS

     The  Fund  issues  reports  that  include  financial   information  to  its
shareholders quarterly.

                                TABLE OF CONTENTS
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----

INVESTMENT OBJECTIVE.......................................................    3
INVESTMENT RESTRICTIONS....................................................    3
REPURCHASE OFFER FUNDAMENTAL POLICY........................................    4
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES.........    5
TRUSTEES AND OFFICERS......................................................   13
CODE OF ETHICS.............................................................   17
INVESTMENT MANAGEMENT AND OTHER SERVICES...................................   17
PORTFOLIO TRANSACTIONS.....................................................   19
LIQUIDITY REQUIREMENTS.....................................................   20
NET ASSET VALUE............................................................   20
FEDERAL TAXATION...........................................................   21
ADVERTISING AND PERFORMANCE DATA...........................................   26
FINANCIAL STATEMENTS.......................................................   27

                                                                   PILGRIM FUNDS

                           PILGRIM SENIOR INCOME FUND
            7337 E. DOUBLETREE RANCH ROAD, SCOTTSDALE, ARIZONA 85258
                                 (800) 992-0180

              250,000 CLASS A COMMON SHARES OF BENEFICIAL INTEREST 250,000 CLASS B COMMON SHARES OF BENEFICIAL INTEREST 250,000 CLASS C COMMON SHARES OF BENEFICIAL INTEREST 250,000 CLASS Q COMMON SHARES OF BENEFICIAL INTEREST

--------------------------------------------------------------------------------
FUND ADVISORS AND AGENTS
--------------------------------------------------------------------------------

INVESTMENT MANAGER                          DISTRIBUTOR
ING Pilgrim Investments, Inc.               ING Pilgrim Securities, Inc.
7337 East Doubletree Ranch Road             7337 East Doubletree Ranch Road
Scottsdale, AZ 85258                        Scottsdale, Arizona 85258

ADMINISTRATOR                               TRANSFER AGENT
ING Pilgrim Group, Inc.                     DST Systems, Inc.
7337 East Doubletree Ranch Road             P.O. Box 219368
Scottsdale, AZ 85258                        Kansas City, Missouri 64121-9368

CUSTODIAN                                   LEGAL COUNSEL
State Street Bank and Trust Company         Dechert
801 Pennsylvania Avenue                     1775 Eye Street, NW
Kansas City, Missouri 64105                 Washington, DC 20006

                                            30 Rockefeller Plaza
                                            New York, NY 10112

INDEPENDENT AUDITORS                        INSTITUTIONAL INVESTORS AND ANALYSTS
KPMG LLP                                    Call Pilgrim Senior Income Fund
355 South Grand Avenue                      1-800-336-3436, Extension ____
Los Angeles, California 90071

THE FUND HAS NOT AUTHORIZED ANY PERSON TO PROVIDE YOU WITH ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THIS OFFER. YOU SHOULD RELY ONLY ON THE INFORMATION IN THIS PROSPECTUS OR OTHER INFORMATION TO WHICH WE HAVE REFERRED YOU. THIS PROSPECTUS IS NOT AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE COMMON SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE COMMON SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION. THE DELIVERY OF THIS PROSPECTUS OR ANY SALE MADE PURSUANT TO THIS PROSPECTUS DOES NOT IMPLY THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS CORRECT AS OF ANY TIME AFTER THE DATE OF THIS PROSPECTUS. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED.

                           PROSPECTUS___________, 2001

1940 Act File No. 811-10223